UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       November 4, 2010 (November 2, 2010)
                Date of Report (Date of earliest event reported)

                              ENOX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                          Commission File No. 000-53486

                                   26-0477124
                     (I.R.S. Employer Identification Number)

                       303-1687 W. Broadway, Vancouver BC
                                 V6J 1X2 Canada
                    (Address of principal executive offices)

                                 (604) 637-9744
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 2, 2010, Dr. Chris Miller resigned from his position as member of the Board of Directors of Enox Biopharma, Inc., or the Company, effective immediately. There are no disagreements between Dr. Miller and the Company regarding any matter related to the Registrant's operations, policies or practices.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENOX BIOPHARMA, INC.


Date: November 4, 2010                    By: /s/ Itamar David
                                             -----------------------------------
                                             Itamar David
                                             Chief Financial Officer

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